Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report Form 10-QSB for the quarter ended December 31, 2007 (the “Report”) of Aprecia, Inc. (the “Company”) on as filed with the United States Securities and Exchange Commission on the date hereof, the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that to his knowledge:

1.	The report fully complies with the requirements of Section 13(a) or 15(D) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly resents, in all material respects, the financial condition and results of operation of the Company.

/s/ Isidore Sobkowski
Date: February 13, 2008	By:	Isidore Sobkowski
Isidore Sobkowski, President,
Chief Executive Officer and Interim Chief Financial Officer